Rapid Nutrition PLC

CUSIP: G7385H113
ISIN: GB00BLG2TX24

NUMBER
CA-1000

SHARES
1,200
Restricted

THIS CERTIFIES THAT Example Account Name 1
Example Account Name 2

IS THE RECORD HOLDER One Thousand Two Hundred

Shares of Rapid Nutrition PLC. Common A
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by authorized representative of the company.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE: 11/5/2020

Director

RAPID NUTRITION PLC
CORPORATE
Seal

Countersigned and Registered by Integral Transfer Agency

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT.......................... Custodian..............................
(Cust) (Minor)
under Uniform Gifts to Minors
Act....................................
(State)

Additional Abbreviations may also be used though not in the above list.

For Value Received, ____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIPCODE, OF ASSIGNEE)

____

____

____ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

____________________ ____
DATED SIGNATURE

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM